Exhibit 32
                                                                     ----------


                   CERTIFICATION OF ANNUAL REPORT ON FORM 10-K
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

   The undersigned are the Chief Executive Officer and the Chief Financial Officer of Cascade Financial Corporation (the "Registrant"). This Certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This Certification accompanies the Annual Report on Form 10-K of the Registrant for the annual period ended December 31, 2004.

   We certify that such Annual Report on Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such 10-K Report fairly presents, in all material respects, the financial condition and the results of operations of the Registrant.

Date: March 11, 2005


                                                    /s/ Carol K. Nelson
                                                    --------------------------
                                                    Carol K. Nelson, President
                                                    and Chief Executive Officer


                                                    /s/ Lars H. Johnson
                                                    ---------------------------
                                                    Lars H. Johnson,
                                                    Chief Financial Officer

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